Commitments - Schedule of Undiscounted Cash Flows for Operating Lease Liabilities Recorded in Condensed Balance Sheet (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Mar. 01, 2020	Jan. 01, 2020	Dec. 31, 2019	Jan. 01, 2019
Total lease payments	$ 9,026			$ 108
Present value adjustment	(4,277)			0
Total lease liabilities	$ 4,749	$ 4,500	$ 707	108
Predecessor Company [Member]
Total lease payments				351
Present value adjustment				(13)
Total lease liabilities				$ 338	$ 700